FOURTH AMENDMENT TO CREDIT AGREEMENT

      This Fourth Amendment to Credit Agreement (this "Amendment Agreement") is dated as of June 26, 2007 by and among Lower Lakes Towing Ltd., Lower Lakes Transportation Company, Grand River Navigation Company, Inc. ("Grand River"), the other Credit Parties signatory hereto, General Electric Capital Corporation, as a US Lender and as Agent, and GE Canada Finance Holding Company, as a Cdn. Lender.

                              W I T N E S S E T H :

      WHEREAS, the Credit Parties, the lenders party thereto, and the Agent entered into that certain Credit Agreement dated as of March 3, 2006 and amended as of August 1, 2006, February 28, 2007 and March 23, 2007 (the "Credit Agreement"); and

      WHEREAS, the Lenders and the Agent have agreed to further amend the Credit Agreement to effect certain changes thereto requested by the Credit Parties as set forth herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.

      2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

      2.1. Annex A to the Credit Agreement is hereby amended effective as of March 31, 2007 by deleting the definitions of "Capital Expenditures", "EBITDA", and "Fixed Charges" in their entirety and replacing them with the following:

            "Capital Expenditures" means, with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Indebtedness) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP, including all such expenditures paid pursuant to the WMS Charter; provided, that for the fourth quarter of Fiscal Year 2007, there shall be excluded therefrom expenditures of C$9,552,738 by the Credit Parties, to the extent that such expenditures were made exclusively from the proceeds of a capital contribution made to one or more of the Credit Parties by Rand Logistics, Inc.

            "EBITDA" means, with respect to any Person for any fiscal period, without duplication, an amount equal to (a) consolidated net income of such Person for such period, determined in accordance with GAAP, minus (b) the sum of (i) income tax credits, (ii) interest income, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), (v) any other non-cash gains that have been added in determining consolidated net income, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication, (vi) all winter work, Capital Expenditures, Interest Expense and scheduled principal payments paid pursuant to the WMS Charter, plus (c) the sum of (i) any provision for income taxes, (ii) Interest Expense, (iii) depreciation and amortization for such period, (v) amortized debt discount for such period, and (vi) the amount of any deduction to consolidated net income as the result of any grant to any members of the management of such Person of any Stock, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication. For purposes of this definition, the following items shall be excluded in determining consolidated net income of a Person: (1) the income (or deficit) of any other Person accrued prior to the date it became a Subsidiary of, or was amalgamated or consolidated into, such Person or any of such Person's Subsidiaries; (2) the income (or deficit) of any other Person (other than a Subsidiary) in which such Person has an ownership interest, except to the extent any such income has actually been received by such Person in the form of cash dividends or distributions; (3) the undistributed earnings of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary; (4) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period; (5) any write-up of any asset; (6) any net gain from the collection of the proceeds of life insurance policies; (7) any net gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of such Person; (8) in the case of a successor to such Person by consolidation or amalgamation or as a transferee of its assets, any earnings of such successor prior to such consolidation, amalgamation or transfer of assets; and (9) any deferred credit representing the excess of equity in any Subsidiary of such Person at the date of acquisition of such Subsidiary over the cost to such Person of the investment in such Subsidiary.

            "Fixed Charges" means, with respect to any Person for any fiscal period, (a) the aggregate of all Interest Expense paid or accrued during such period, plus (b) scheduled payments of principal with respect to Indebtedness during such period, plus (c) Taxes paid or payable in cash with respect to such fiscal period, plus (d) dividends paid in cash in such period in respect of the Preferred Equity, plus (e) all Interest Expense and scheduled principal payments paid pursuant to the WMS Charter.

      2.2. Annex A to the Credit Agreement is hereby amended effective as of June 1, 2007 by deleting the definition of "Senior Funded Debt to EBITDA Ratio" in its entirety and replacing it with the following:

            "Senior Funded Debt to EBITDA Ratio" means, with respect to Parent and its Subsidiaries, on a consolidated basis, the ratio of (a) Funded Debt as of any date of determination (including the average daily closing balance of the Revolving Loan for the thirty day period ending on (and including) the date of determination), to (b) EBITDA for the twelve months ending on that date of determination.

      3. Conditions to Effectiveness. The effectiveness of this Amendment Agreement is expressly conditioned upon the execution of this Agreement by the Credit Parties, the Agent and each Lender and the satisfaction of the following conditions:

            (a) Reaffirmation. Each Credit Party shall have executed and delivered a Reaffirmation of Guaranty in the form of Exhibit A attached hereto.

            (b) Other Documents. The Borrowers shall provide such other documents, instruments and agreements as the Agent may reasonably request.

      4. Representations and Warranties of the Credit Parties.

      4.1. Each of the Credit Parties represents and warrants that the execution, delivery and performance by each of the Credit Parties of this Amendment Agreement have been duly authorized by all necessary corporate action and that this Amendment Agreement is a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

      4.2. Each of the Credit Parties hereby certifies that each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

      5. Reference to and Effect on the Credit Agreement.

      5.1. Upon the effectiveness of this Amendment Agreement, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

      5.2. Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon the Credit Parties in all respects and are hereby ratified and confirmed.

      5.3. The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the other Loan Documents, or (b) any Event of Default or Default under the Credit Agreement.

      6. CHOICE OF LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

      7. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      8. Headings. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purposes.

                            [signature page follows]

      IN WITNESS WHEREOF, the Credit Parties, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.

                                           LOWER LAKES TOWING LTD.


                                           By: /s/ Scott F. Bravener
                                               ---------------------------------
                                           Title: President
                                                  ------------------------------


                                           LOWER LAKES TRANSPORTATION COMPANY


                                           By: /s/ Scott F. Bravener
                                               ---------------------------------
                                           Title: President
                                                  ------------------------------


                                           GRAND RIVER NAVIGATION COMPANY, INC.


                                           By: /s/ Mark Rohn
                                               ---------------------------------
                                           Title: President
                                                  ------------------------------


                                           RAND LL HOLDINGS CORP.


                                           By: /s/ Laurence S. Levy
                                               ---------------------------------
                                           Title: President
                                                  ------------------------------


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

                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as a US Lender and as Agent


                                           By: /s/ David L'Homme
                                               ---------------------------------
                                           Title: Duly Authorized Signatory


                                           GE CANADA FINANCE HOLDING COMPANY,
                                           as Cdn. Lender


                                           By: /s/ Colin Woodyard
                                               ---------------------------------
                                           Title: Duly Authorized Signatory


                                           GE CANADA FINANCE HOLDING COMPANY,
                                           as L/C Guarantor


                                           By: /s/ Colin Woodyard
                                               ---------------------------------
                                           Title: Duly Authorized Signatory

                                    EXHIBIT A

                            CONSENT AND REAFFIRMATION

      Each of the undersigned ("Guarantors") hereby (i) acknowledges receipt of a copy of the Fourth Amendment to Credit Agreement dated as of June __, 2007 (the "Fourth Amendment"); (ii) consents to the execution and delivery thereof by the Credit Parties; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Credit Parties to Agent and Lenders pursuant to the terms of that certain Guaranty dated as of March 3, 2006 (the "Guaranty"), and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and in the Fourth Amendment and has acknowledged and agreed to same, such Guarantors understand that Agent and Lenders have no obligation to inform any of the Guarantors of such matters in the future or to seek any of the Guarantors' acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

      This Consent and Reaffirmation shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflicts of law.

                             [signature page follow]

      IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date first above written.

                                           LOWER LAKES TRANSPORTATION COMPANY

                                           By: _________________________________
                                           Title: ______________________________


                                           GRAND RIVER NAVIGATION COMPANY, INC.

                                           By: _________________________________
                                           Title: ______________________________


                                           RAND LL HOLDINGS CORP.

                                           By: _________________________________
                                           Title: ______________________________


                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as Agent

                                           By: _________________________________
                                           Title: ______________________________